UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 18, 2010

Commission file number 1-14998

ATLAS PIPELINE PARTNERS, L.P.

(Exact name of registrant as specified in its charter)

Delaware	23-3011077
(State of incorporation or organization)	(I.R.S. Employer Identification No.)

1550 Coraopolis Heights Road, Moon Township, Pennsylvania 15108

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (412) 262-2830

(Former name or former address, if changed since last report)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (127 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (27 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4© under the Exchange Act (27 CFR 240.13e-4©)

Item 8.01	Other Events

The audited consolidated balance sheet of Atlas Pipeline Partners GP, LLC as of December 31, 2009 and related notes thereto are filed as an Exhibit to this Current Report on Form 8-K. Atlas Pipeline Partners GP, LLC is the general partner of Atlas Pipeline Partners, L.P.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

23.1	Consent of Grant Thornton LLP.

99.1	Atlas Pipeline Partners GP, LLC balance sheet and related footnotes

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATLAS PIPELINE PARTNERS, LP

	By:	Atlas Pipeline Partners GP, LLC, its General Partner

March 18, 2010	By:	/s/ Eric T. Kalamaras
Eric T. Kalamaras
Chief Financial Officer

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